Exhibit 99.1

Fat Projects Acquisition Corp Announces Receipt of NASDAQ Continued Listing Standard Notice

Singapore – May 2, 2022 – Fat Projects Acquisition Corp (NASDAQ: FATPU) (the “Company”) today announced that it received a deficiency letter (the “Notice”) on April 19, 2022 from the Listing Qualifications Department of The NASDAQ Stock Market LLC (“Nasdaq”) stating that the Company is not in compliance with Nasdaq Listing Rule 5250(c)(1) (the “Listing Rule”) because it had not timely filed the Form 10-K with the SEC.

As previously disclosed in the Form 12b-25, Form 12b-25/A, and Form 8-K filed on March 30, 2022, April 15, 2022, and April 15, 2022 respectively by the Company with the Securities Exchange Commission (the “SEC”), as the Company had determined that it was unable, without unreasonable effort or expense, to file its Annual Report on Form 10-K for the fiscal year ended December 31, 2021 (the “Form 10-K”), by the required due date of March 31, 2022 and April 15, 2022, respectively. The Company had also announced that it expected to receive a letter from Nasdaq stating that the Company is not in compliance with the Listing Rule because it had not timely filed the Form 10-K with the SEC. The Listing Rule requires listed companies to timely file all required periodic financial reports with the SEC. On April 19, 2022, Nasdaq sent the Company the Notice that it had until June 18, 2022 to submit a plan to regain compliance with respect to the delinquent report.

The Company filed the 2021 Form 10-K on April 28, 2022 and, by letter dated April 29, 2022, received a letter from Nasdaq that the Company has regained compliance with this Listing Rule (the “Compliance Letter”).

About Fat Projects Acquisition Corp

The Company (NASDAQ: FATP) is a blank check company formed for the purpose of effecting a merger, capital stock exchange, asset acquisition, stock purchase, reorganization or similar business combination with one or more businesses. While the Company may pursue an initial business combination target in any business or industry, it intends to focus on targets with operations or prospective operations that are technology-led in the areas of supply chain, transportation, logistics, finance, sustainability, ESG, food, agriculture, e-commerce, big data and/or targets that are taking advantage of the monetization opportunities stemming from a rapidly growing middle class and their evolving consumption and digital needs in Southeast Asia.

Forward Looking Statements

This press release contains "forward-looking statements" within the meaning of the federal securities laws. All statements other than statements of historical fact included herein are "forward-looking statements." These forward-looking statements are often identified by the use of forward-looking terminology such as "believes," "expects," or similar expressions, involve known and unknown risks and uncertainties, and include the statement regarding the completion of the business combination within a certain period of time, if ever. Although the Company believes that the expectations reflected in such forward-looking statements are reasonable, they do involve assumptions, risks, and uncertainties, and these expectations may prove to be incorrect. You should not place undue reliance on these forward-looking statements, which speak only as of the date of this press release. The Company's actual results could differ materially from those anticipated in these forward-looking statements as a result of a variety of risks and uncertainties, such as risks related to: our ability to obtain necessary regulatory approvals and other risks and uncertainties disclosed under the sections entitled "Risk Factors" and "Management's Discussion and Analysis of Financial Condition and Results of Operations" in our Registration Statement filed with the Securities and Exchange Commission, and similar disclosures in subsequent reports filed with the SEC, which are available on the SEC website at www.sec.gov. All forward-looking statements attributable to the Company or persons acting on its behalf are expressly qualified in their entirety by these risk factors. Other than as required under the securities laws, the Company does not assume a duty to update these forward-looking statements.

Contact

Fat Projects Acquisition Corp

27 Bukit Manis Road

Singapore, 099892

Attn: Tristan Lo

Co-Chief Executive Officer & Chairman of the Board

office@fatprojects.com

65-8590-2056